PAYCHECK PROTECTION PROGRAM – LONG TERM	12 Months Ended
Dec. 31, 2021
Freight App Inc [Member]
PAYCHECK PROTECTION PROGRAM – LONG TERM

NOTE 10 – PAYCHECK PROTECTION PROGRAM – LONG TERM

On May 6, 2020, the Company received the proceeds from a loan in the amount of $114,700 (the “PPP Loan”) pursuant to the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The Company accounted for the PPP Loan as a financial liability in accordance with Accounting Standards Codification (“ASC”) Topic 470 Debt. The PPP Loan matures on May 6, 2022 and bears interest at a fixed rate of 1.00% per annum. Loan payments, which includes principal and interest are deferred to August 20, 2021, which is 10 months after the loan forgiveness covered period.

Accordingly, the PPP Loan was recognized as long-term debt in the Company’s consolidated balance sheets. There is no prepayment penalty. Under the terms of the PPP, all or a portion of the principal may be forgiven if the PPP Loan proceeds are used for qualifying expenses as described in the CARES Act, such as payroll costs, benefits, rent, and utilities. No assurance was provided that the Company will obtain forgiveness of the PPP Loan in whole or in part. With respect to any portion of the PPP Loan that is not forgiven, the PPP Loan would be subject to customary provisions for a loan of this type, including customary events of default relating to, among other things, payment defaults and breaches of the provisions of the PPP Loan.

On March 22, 2021, the PPP loan was forgiven in whole, which included principal of $114,700 and accrued interest of $978. The total amount forgiven of $115,678 is recorded as a gain from extinguishment of debt in the accompanying consolidated statements of operations.